UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 22, 2004

                            NETWORKS ASSOCIATES, INC.
               (Exact Name of Registrant as specified in charter)

                         Commission File Number 0-20558


                 Delaware                                 77-0316593
       (State or other jurisdiction                    I.R.S. Employer
            of incorporation)                         Identification Number

           3965 Freedom Circle
         Santa Clara, California                            95054
(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code: (408) 988-3832

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Item 5. Other Events.

     On April 22, 2004, Networks Associates, Inc. (the "Registrant") issued a press release announcing business, productivity and branding changes including the sale of its Sniffer business and renaming of the company to McAfee. A copy of the press release is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

99.1 Press release dated April 22, 2004, announcing business, productivity and branding changes including the sale of the Sniffer business and renaming of the company to McAfee.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               NETWORKS ASSOCIATES, INC.


Dated: April 22, 2004                          By:/s/ Stephen C. Richards
                                                  ------------------------------
                                                  Stephen C. Richards
                                                  Chief Operating Officer and
                                                  Chief Financial Officer

                                 EXHIBIT INDEX

Exhibits.

99.1 Press release dated April 22, 2004, announcing business, productivity and branding changes including the sale of the Sniffer business and renaming of the company to McAfee.